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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  August 20, 2014  (Date of earliest event reported)

ACCREDITED BUSINESS CONSOLIDATORS CORP.
(Exact name of registrant as specified in its charter)

PA                                            0-27182               25-1624305
                                                     (State or other jurisdiction                         (Commission File     IRS Employer
of incorporation)                                      Number)            Identification Number)

Accredited Business Consolidators Corp.
c/o Accredited Suppliers Nicaragua S.A.
De La Estatua de Montoya
1 Cuadra al Sur
Casa Esquinera
Apartado PA-228
Managua 10000
Nicaragua

(Address of principal executive offices)

1-267-864-7737 or +505-8796-8888
(Registrant's telephone number, including area code)

196 West Ashland
Doylestown, PA  18901
(Former Name or Former Address, if changed since last report)

Item 3.01 Notice of Delisting or Failure to Satisy a Continued Listing Rule or Standard

On July 31, 2014, without advanced notice to Accredited Business Consolidators Corp., the Securities and Exchange Commission issued a temporary suspension in trading in the securities of the Company.  The trading suspension went into effect on July 31, 2014, and terminated on August 13, 2014.  While the SEC refers to this as a "temporary suspension," the result of the action requires brokers, known as market makers, to comply with Rule 15c2-11 prior to making a quotation in the securities.  As a result, the shares can not presently be quoted on OTC Link and now trade on the "grey sheets."  Many brokers do not allow their customers to place orders for "grey sheet" listed securities.

In addition, the SEC concurrently instituted administrative proceedings against the Company pursuant to Section 12(j) of the Securities Exchange Act of 1934.  The SEC seeks to revoke the registration of the Company's securities because no quarterly reports have been filed since the period ended September 30, 2012.  The SEC alleges that it mailed, via registered mail, a warning to the Company.  A copy of the SEC's petition may be found at http://www.sec.gov/litigation/admin/2014/34-72726.pdf ..

The Company filed an Answer to the Order Instituting Administrative Proceedings, which is copied below as Exhibit 1.01.

The SEC proposed to the Company that it consent to revocation, which would be without prejudice to simply filing a new registration statement, to re-register the securities.  The Company will be issuing a press release along with this filing asking shareholders for their thoughts and opinions on whether the Company should contest the SEC's actions or if it should consent to revocation and then file a registration statement.  The information that would be contained in the registration statement would be similar to the information that needs to filed in the two delinquent annual reports.  The suggestions provided by shareholders will be considered, but are not binding, on the Company.  Unfortunately, Regulation FD prohibits the Company from providing those making comments with feedback prior to a formal announcement being made.  Shareholders may submit comments on the Company's website www.accreditedbiz.net or by sending an email to info@accreditedbiz.com .

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 20, 2014

ACCREDITED BUSINESS CONSOLIDATORS CORP.

By: /s/ Elisa Corea

Elisa Corea, Vice President -- Hospitality Development
          web:  www.accreditedbiz.net
          fax:  1-267-371-5168

EXHIBIT 1.01

UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No. 72726 / July 31, 2014

ADMINISTRATIVE PROCEEDING

File No. 3-15933

_________________________________________

In the Matter of:                                                                            ) ANSWER TO ALLEGATIONS IN
                                                                                                        ) ORDER INSTITUTING
Accredited Business Consolidators Corp., et al,                         ) ADMINISTRATIVE PROCEEDINGS
                                                                                                       )
Respondent.                                                                                  )
_________________________________________                     )

AND NOW COMES Accredited Business Consolidators Corp. (“ABCC”), by and through the undersigned officer, and hereby files its Answer to Allegations in Order Instituting Administrative Proceedings:

      Admitted in part. It is admitted that ABCC is a Pennsylvania corporation with a class of securities registered pursuant to the Exchange Act. It is also admitted that ABCC is delinquent in the filing of its reports. Because the SEC, albeit improperly and without any emergency situation, suspended the trading of the Company's shares, ABCC denies that its shares are presently quoted on OTC Link or that the Company maintains any market makers.

      This paragraph does not relate to ABCC and is denied for lack of knowledge.

      This paragraph does not relate to ABCC and is denied for lack of knowledge.

      This paragraph does not relate to ABCC and is denied for lack of knowledge.

      This paragraph does not relate to ABCC and is denied for lack of knowledge.

      This paragraph does not relate to ABCC and is denied for lack of knowledge.

      Denied. ABCC makes it a priority to respond to notifications sent to it by the Securities and Exchange Commission. ABCC responds promptly to all communications sent to it by the SEC. In fact, ABCC has responded to two SEC staff comment letters over the last two months. In this case, ABCC, through no fault of its own, did not receive any communication from the SEC. Interestingly, in the past, the SEC served correspondence on ABCC via postal mail and email, which we received. ABCC received no letter from the SEC about the delinquent filings. Based on information received today from counsel for the SEC, it appears that a registered letter was sent to us at our address in Nicaragua. ABCC tracked this letter with the United States Postal Service and it is unclear whether the letter even left the United States. The SEC apparently did not follow up on the letter or even check its status prior to instituting proceedings and suspending our Company's stock. ABCC provided the SEC with a valid address for our offices, a working telephone number, and a working electronic email address. Since the SEC provided us with no notice that it was sending registered mail, we certainly could not follow up to see why the letter was delivered. Since the letter apparently never left the United States, or is sitting in a sort facility someplace, and because this information was available to the SEC, it certainly cannot be said that we did not receive the correspondence due to any “failure to maintain a valid address on file with the Commission.” It is also unclear why the SEC had no problem serving our United States-based registered agent with its Order in this case, but could not use the same address to send the delinquency notice. Therefore, we vehemently deny the allegations contained in paragraph 7.

      Admit.

      Admit.

Defenses

      As stated above, the SEC negligently failed to provide us with any delinquency letters. While it sent a letter, it utilized a method that created delays and resulted in the loss of the letter by the postal authorities. The SEC should have tracked the letter. Had it done so, it would have been apprised that the letter never left the United States. If the SEC corrected their omission, ABCC could have received notice and brought its filings up to date.

      ABCC can and will bring the filings current as soon as practicable.

      It is not “necessary and appropriate for the protection of investors to suspend for a period not exceeding twelve months, or revoke the registration of each class of securities registered pursuant to Section 12 of the Exchange Act” of ABCC's securities.

      Revocation of ABCC's securities will serve no purpose as taking such an action without allowing a fair amount of time to bring the filings current would simply result in unnecessary litigation.

      Portions of the Exchange Act, as amended, including the establishment of the PCAOB and electronic filing requirements are unconstitutional, violate due process, and constitute a taking without just compensation.

Respectfully submitted,

ACCREDITED BUSINESS

CONSOLIDATORS CORP.

_________________________________

Andy William, Vice President

Accredited Business Consolidators Corp.

Apartado PA-228

Managua Nicaragua

andy@accreditedbiz.com

RESPONDENT/REGISTRANT